PROMISSORY NOTE
                              ---------------
$3,565,625.00                                                Goleta,  California
                                                             November  16,  1999

     FOR VALUE RECEIVED, Community West Bancshares, a California corporation ("PAYOR"), promises to pay to the order of William R. Peeples ("PAYEE"), in lawful currency of the United States of America, the principal sum of Three Million, Five Hundred Sixty-Five Thousand, Six Hundred, Twenty-Five Dollars ($3,565,625.00) and to pay interest on the outstanding principal of this Promissory Note (this "NOTE") in accordance with the terms of this Note. This
Note is delivered in connection with that certain Stock and Note Purchase Agreement of even date (the "PURCHASE AGREEMENT") among Payor, Payee and the other Purchasers (as defined in the Purchase Agreement). All payments of principal, interest and other amounts payable under this Note shall be made by wire transfer of immediately available funds to an account specified in writing by Payee from time to time, without set-off or counterclaim whatsoever, and free from, and without reduction for, any and all present or future taxes, levies, imposts, duties, fees, charges, deductions, withholdings, restrictions or conditions of any nature.

     1.     INTEREST.  Interest  shall  begin  to accrue on the unpaid principal
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balance  of  this  Note  commencing  on  the  date  hereof  and continuing until repayment of this Note in full at the rate of eight and one-quarter percent (8.25%) per annum calculated on the basis of a 360 day year and actual days elapsed. From and after the earlier of the Maturity Date or the Acceleration Date (each as defined below), interest shall accrue on the unpaid principal balance of this Note and on all unpaid interest accrued through the earlier of the Maturity Date or the Acceleration Date under this Note until payment of this
Note in full at the rate of ten percent (10.00%) per annum calculated on the basis of a 360 day year and actual days elapsed.

     2.     MATURITY.  Subject  to Section 4 hereof, the entire unpaid principal
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balance  of  this  Note together with all accrued and unpaid interest under this
Note shall be due and payable on May 16, 2001 (the "MATURITY DATE"). All payments received by Payee in respect of this Note shall be applied first against costs of collection (if any), then against accrued and unpaid interest, and then against principal.

     3.     PREPAYMENT.  Payor shall be permitted to prepay the unpaid principal
            ----------
balance of this Note, in whole or in part, together with accrued but unpaid interest under this Note at any time and from time to time without premium or penalty. All prepayments received by Payee shall be applied in the order provided in Section 2. Notwithstanding the foregoing, the prepayment of $279,981.35 of the unpaid principal balance of this Note required by
Section 3.2 of the Purchase Agreement shall be accompanied by the payment of only the interest accrued on the amount of principal so prepaid.

     4.     DEFAULT.  Payor will be deemed to be in default under this Note, and
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the  unpaid  principal  balance of this Note, together with all interest accrued under this Note, will become immediately due and payable, upon any material breach or default by the Company under this Note or the Purchase Agreement (such due date being referred to herein as the "ACCELERATION DATE").

     5.     MISCELLANEOUS.
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     (a)     Payor  hereby  waives  presentment,  demand,  protest,  notice  of dishonor, diligence and all other notices, any release or discharge arising from any extension of time, discharge of a prior party, release of any or all of any security given from time to time for this Note, or other cause of release or discharge other than actual payment in full hereof.

     (b) Payee shall not be deemed, by any act or omission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Payee and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event. No delay or omission of Payee in exercising any right, whether before or after a default hereunder, shall impair any such right or shall be construed to be a waiver of any right or default, and the acceptance at any time by Payee of any past-due amount shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable.

     (c) Time is of the essence hereof. Upon any default hereunder, Payee may exercise all rights and remedies provided for herein and by law or equity, including, but not limited to, the right to immediate payment in full of this Note.

     (d) The remedies of Payee as provided herein, or any one or more of them, or in law or in equity, shall be cumulative and concurrent, and may be pursued singularly, successively or together at Payee's sole discretion, and may be exercised as often as occasion therefor shall occur.

     (e) It is expressly agreed that if this Note is referred to an attorney or if suit is brought to collect or interpret this Note or any part hereof or to enforce or protect any rights conferred upon Payee by this Note or any other document evidencing or securing this Note, then Payor promises and agrees to pay all costs, including attorneys' fees, incurred by Payee.

     6.     NO  USURY.  Nothing  contained  in  this  Note  or in any agreements
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between  Payor  and  Payee  shall  be  deemed to require the payment by Payor of interest on the indebtedness evidenced by this Note in excess of the rate that Payee may lawfully contract to charge under applicable usury and other laws (the "MAXIMUM LEGAL RATE"). All agreements between Payor and Payee deemed to pertain to this Note are expressly limited so that in no contingency or event shall the amount paid or agreed to be paid to Payee for the use, forbearance, or detention of money to be loaned hereunder exceed the Maximum Legal Rate. If, under any circumstance whatsoever, the fulfillment of any obligation under this Note or any other agreement between Payor and Payee deemed to pertain to this Note shall involve exceeding the Maximum Legal Rate, then the obligation to be fulfilled by Payor shall be reduced by the minimum amount necessary so that such obligation shall not exceed the Maximum Legal Rate.

     7.     WAIVER  OF JURY TRIAL.  EACH OF PAYOR AND PAYEE HEREBY AGREES NOT TO
            ---------------------
ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE BY JURY, AND EACH WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS NOTE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY PAYOR AND PAYEE, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO TRIAL BY JURY WOULD OTHERWISE ACCRUE. PAYEE IS HEREBY AUTHORIZED TO FILE A COPY OF THIS
SECTION  IN  ANY  PROCEEDING  AS  CONCLUSIVE  EVIDENCE  OF  THIS  WAIVER.

     8.     GOVERNING  LAW.  The  Note  shall  be  governed  by and construed in
            --------------
accordance with the internal laws, and not the laws of conflicts or choice of law, of the State of California and the applicable federal laws of the United States of America.

     9.     AMENDMENTS  AND  WAIVERS.  This  Note  may not be modified, amended,
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waived,  extended,  changed,  discharged  or  terminated orally or by any act or failure to act on the part of Payor or Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     10.     SUCCESSORS  AND ASSIGNS.  This Note shall be binding upon and inure
             -----------------------
to the benefit of Payor and Payee, and their respective successors, assigns, heirs, executors and administrators.

     11.     SEVERABILITY.  Whenever possible, each provision of this Note shall
             ------------
be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Note shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

     IN WITNESS WHEREOF, Payor has executed this Note as of the date first above written.


                                    COMMUNITY  WEST  BANCSHARES



                                    By:
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                                    Name:
                                       --------------------------------
                                    Title:
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